UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

COLT DEFENSE LLC
COLT FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

333-171547	32-0031950 27-1237687
(Registration Number)	(IRS Employer Identification Number)

547 New Park Avenue, West Hartford, CT	06110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 232-4489

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement.

On August 16, 2012, Colt Defense LLC (“Colt”) signed the Services Agreement — 2012 (“Agreement”), under which Colt will provide certain factory, administrative and data processing services to Colt’s Manufacturing Company LLC (“CMC”), an affiliated entity, for a monthly fee of $147 thousand. The Agreement will remain in effect until October 27, 2013 and will be automatically extended for additional one-year periods unless either party gives at least three months prior written notice of termination. The Agreement is effective as of July 1, 2012 and supersedes the Intercompany Services Agreement dated June 26, 2007 between Colt and CMC.

ITEM 9.01              Exhibits.

EXHIBIT NO.	DESCRIPTION
10.1	Services Agreement — 2012, effective as of July 1, 2012, by and between Colt Defense LLC and Colt’s Manufacturing Company LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE LLC

	By:	/s/ Gerald R. Dinkel
	Name:	Gerald R. Dinkel
	Title:	Chief Executive Officer and Manager

Dated: August 20, 2012